Exhibit 10.1

JOINDER AND FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO AMENDED AND RESTATED
SECURITY AGREEMENT AND FIRST AMENDMENT TO
AMENDED AND RESTATED GUARANTY AGREEMENT

THIS JOINDER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AGREEMENT (this "Amendment") is entered into as of June 4, 2015, by and among Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as the arranger and administrative agent (the "Agent") for the Lenders (as defined in the Credit Agreement referred to below), PNC BANK, NATIONAL ASSOCIATION, as a Lender (the "New Lender"), the other Lenders party hereto, WABASH NATIONAL CORPORATION, a Delaware corporation ("Wabash"), certain Subsidiaries of Wabash designated on the signature pages hereto as borrowers (together with Wabash, such Subsidiaries are collectively referred as the "Borrowers") and certain Subsidiaries of Wabash designated on the signature pages hereto as guarantors (such Subsidiaries are collectively referred to as the "Guarantors" and together with the Borrowers, such Guarantors are collectively referred to as the "Loan Parties").

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 8, 2012 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, the Loan Parties and Agent are parties to that certain Amended and Restated Security Agreement dated as of May 8, 2012 (as amended, restated, modified or supplemented from time to time, the "Security Agreement");

WHEREAS, the Guarantors and Agent are parties to that certain Amended and Restated Guaranty Agreement dated as of May 8, 2012 (as amended, restated, modified or supplemented from time to time, the "Guaranty Agreement");

WHEREAS, New Lender has agreed to join the Credit Agreement as a Lender on the date hereof; and

WHEREAS, the Borrowers have requested that Lenders agree to amend the Credit Agreement, the Security Agreement and the Guaranty Agreement in certain respects as set forth herein, and Lenders have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.          Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Joinder; Inter-Lender Assignments.

(a)          Upon the effectiveness of this Amendment, New Lender (i) hereby joins the Credit Agreement as a Lender and shall have the rights and obligations of a Lender under the Loan Documents; (ii) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon Agent or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (iv) confirms that it is an Eligible Transferee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b)          Upon the effectiveness of this Amendment each Lender and each Exiting Lender (as defined below) hereby sells and assigns to each other Lender, without recourse, representation or warranty (except as set forth below), and each such Lender hereby purchases and assumes from each assigning Lender and Exiting Lender a percentage interest in the Revolver Commitment and Revolver Usage, as applicable, as may be required to reflect the allocation of Revolver Commitment and Revolver Usage set forth on Schedule C-1 hereto. Upon the effectiveness of this Amendment, the Lenders agree to make such inter-Lender wire transfers as may be required to give effect to the foregoing assignments and assumptions and, as a result of such assignments and assumptions, each Lender and Exiting Lender in accordance with this Section 2(b) shall be absolutely released from any obligations, covenants or agreements with respect to the Revolver Commitments and Revolver Usage so assigned. With respect to such Revolver Commitments and Revolver Usage so assigned, each assigning Lender and Exiting Lender makes no representation or warranty whatsoever, except that it represents and warrants that it is the legal and beneficial owner of the same, free and clear of any adverse claim. Each Person party to the Credit Agreement as a Lender immediately prior to the effectiveness of this Amendment that is not listed as a "Lender" on Schedule C-1 to the Credit Agreement, as amended hereby (each such Person, an "Exiting Lender"), shall upon the effectiveness of this Amendment, be deemed to have assigned all of its Revolver Usage and Revolver Commitments pursuant to this Section 2(b) to the Lenders listed on Schedule C-1 hereto as set forth above and each such Exiting Lender (i) shall no longer be a party to the Credit Agreement, (ii) relinquishes its rights under the Credit Agreement and other Loan Documents (except those surviving the termination of the Revolver Commitments and payment in full of the Obligations owing to such Exiting Lender), and (iii) is hereby released from its obligations under the Credit Agreement and other Loan Documents.

(c)          Nothing contained herein shall constitute a novation of any Obligation.

3.           Amendments to Credit Agreement. In reliance upon the representations and warranties of the Borrowers set forth in Section 9 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 8 below, the Credit Agreement is hereby amended as follows:

(a)          The parenthetical set forth in Section 2.1(c)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(other than a Permitted Lien which is a permitted purchase money Lien or the interest of a lessor under a Capital Lease, Liens securing the Term Loan Indebtedness and subject to the Intercreditor Agreement or Liens securing any Additional Indebtedness and subject to the applicable intercreditor agreement)

(b)          The lead-in language to Section 2.4(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii)          At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied to the Obligations as follows:

(c)          Clause (y) of the second proviso in Section 2.4(e)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

and (y) in the case of the Term Priority Collateral, Borrowers and their Subsidiaries shall not have the right to use such Net Cash Proceeds to make such replacements, purchases or construction unless, while the Term Loan Credit Agreement is in effect or any Additional Indebtedness is outstanding, such replacements, purchases and construction are permitted by the terms of the Term Loan Credit Agreement (as in effect on the date hereof, or in the case of the Net Cash Proceeds from the sale or other disposition of the Real Property Collateral located at 10498 North Vancouver Way, Portland, Oregon as may be consented by the requisite lenders party to the Term Loan Credit Agreement) and such agreements, instruments or documents delivered in connection with any Additional Indebtedness or, if the Term Loan Credit Agreement is no longer in effect and no Additional Indebtedness is outstanding, such Net Cash Proceeds are in excess of $1,500,000 in any given fiscal year.

(d)          The reference to "0.375%" in Section 2.10(b) of the Credit Agreement is hereby replaced with a reference to "0.25%" in lieu thereof.

(e)          Section 2.10(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)          audit, appraisal, field examination, and valuation fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day, per auditor, plus reasonable out-of-pocket expenses for each financial audit of the Loan Parties performed by personnel employed by Agent, (ii) if implemented, a fee of $1,000 per day, per applicable individual, plus reasonable out-of-pocket expenses for the establishment of electronic collateral reporting systems, and (iii) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of the Loan Parties, to establish electronic collateral reporting systems, or any portion thereof, or to appraise the Collateral consisting of Inventory, or any portion thereof or, to the extent required by applicable law, Real Property; provided, however, that (A) so long as no Event of Default shall have occurred and be continuing and (x) Borrowers have Excess Availability in an amount equal to or greater than 15% of the Maximum Revolver Amount, Borrowers shall not be obligated to reimburse Agent for more than 1 audit during any calendar year, or (y) Borrowers have Excess Availability in an amount less than 15% of the Maximum Revolver Amount, Borrowers shall not be obligated to reimburse Agent for more than 2 audits during any calendar year, and (B) so long as no Event of Default shall have occurred and be continuing, Borrowers shall not be obligated to reimburse Agent for more than 1 appraisal during any calendar year of each of the following types of Collateral: Inventory consisting of trailers and Inventory consisting of raw materials, parts and work-in-process; provided, further, however, that to the extent an Event of Default has occurred and is continuing, Borrowers shall be obligated to reimburse Agent for all fees and charges for each audit and appraisal during any calendar year.

(f)          A new Clause (j) is hereby added to Section 2.14 of the Credit Agreement at the end of such Section as follows:

(j)          Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to guaranty and otherwise honor all Obligations in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.14(j) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.14(j), or otherwise under the Loan Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.14(j) shall remain in full force and effect until payment in full of the Obligations. Each Qualified ECP Guarantor intends that this Section 2.14(j) constitutes and this Section 2.14(j) shall be deemed to constitute a "keepwell, support or other agreement" for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act

(g)          Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3.3          Maturity.

This Agreement shall continue in full force and effect for a term ending on the Maturity Date. The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice to Administrative Borrower upon the occurrence and during the continuation of an Event of Default.

(h)          Section 4.4(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)          Agent's Liens are validly created, perfected and first priority Liens, subject, with respect to their priority, only to Permitted Liens which are either permitted purchase money Liens, the interests of lessors under Capital Leases, Liens for taxes on real property that are not yet due and payable, Liens securing the Term Loan Indebtedness on Term Priority Collateral or Liens securing any Additional Indebtedness on Term Priority Collateral.

(i)          Section 4.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)          After giving effect to the Advances made hereunder and the Letters of Credit and Reimbursement Obligations to be issued hereunder, and the consummation of the other transactions contemplated hereby, including, without limitation, the consummation of the Closing Date Acquisition and the issuance of the Term Loan Indebtedness, the Permitted Convertible Notes and any Additional Indebtedness, the Loan Parties, on a consolidated basis, are Solvent.

(j)          The first sentence of Section 5.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Subject to Section 2.10(c), permit Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Administrative Borrower.

(k)          The proviso in clause (a) of Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

; provided that such joinder to the Guaranty, the Security Agreement, and such other security documents shall not be required to be provided to Agent with respect to any Foreign Subsidiary, so long as such Subsidiary does not guaranty any of the Term Loan Indebtedness or any Additional Indebtedness,

(l)           Section 6.7(a)(i) of the Credit agreement is hereby amended by adding a new clause (E) to the end of such Section as follows:

or (E) any Additional Indebtedness, which is addressed in Section 6.7(a)(v).

(m)         Section 6.7(a)(ii)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(A)         the optional redemption or purchase for cash by Administrative Borrower of some or all of the Permitted Convertible Notes with the proceeds of any Additional Indebtedness.

(n)          Section 6.7(a) of the Credit Agreement is hereby amended by adding a new clause (v) to the end of such Section as follows:

(v) optionally or mandatorily pay, prepay, redeem, defease, purchase or otherwise acquire any or all of the Additional Indebtedness, except for (A) the mandatory prepayment of the Additional Indebtedness in connection with customary asset sales (or casualty or condemnation events) and change of control offers, in each case, to the extent permitted under the applicable intercreditor agreement, and (B) optional prepayments of any Additional Indebtedness from time to time, so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) both immediately prior to, and immediately after giving effect to, the making of such optional prepayment, Excess Availability is not less than $35,000,000, or

(o)          Section 6.7(b)(i) of the Credit Agreement is hereby amended by adding a new clause (F) to the end of such Section as follows:

and (F) any Additional Indebtedness to the extent permitted pursuant to the terms of the applicable intercreditor agreement,

(p)          Clause (c) of Section 6.9 of the Credit Agreement is hereby amended by deleting the phrase "so long as both prior to, and immediately after giving effect to, the making of such Restricted Junior Payment, Excess Availability is not less than $35,000,000," at the end thereof and replacing it with the following:

so long as (i)(A) on a pro forma basis immediately after giving effect to the making of such Restricted Junior Payment, Borrower and their Subsidiaries would have a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 for the 4 fiscal quarter period ended immediately prior to the proposed date of consummation of such Proposed Restricted Junior Payment, and (B) both immediately prior to, and immediately after giving effect to, the making of such proposed Restricted Junior Payment, Borrowers shall have Excess Availability in an amount equal to or greater than 15% of the Maximum Revolver Amount, or (ii) both immediately prior to, and immediately after giving effect to, the making of such proposed Restricted Junior Payment, Borrowers shall have Excess Availability in an amount equal to or greater than 20% of the Maximum Revolver Amount,

(q)          Clause (f)(i) of Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)          the optional redemption or purchase for cash by Administrative Borrower of some or all of the Permitted Convertible Notes with the proceeds of any Additional Indebtedness.

(r)          Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

8.7         If there is (a) a default under or breach of the Permitted Convertible Notes, the Permitted Convertible Note Indenture or any other Permitted Convertible Notes Document, in each case after expiration of any applicable cure or grace period (and to the extent not waived pursuant to the terms thereof), (b) an "Event of Default" (as defined in the Term Loan Indebtedness Documents), (c) a default in one or more agreements to which a Loan Party, any of its Domestic Subsidiaries or any of its Material Foreign Subsidiaries is a party with one or more third Persons relative to a Loan Party's or any of such Subsidiaries' Indebtedness involving an aggregate amount of $15,000,000 or more, and, in the case of this clause (c), such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the holders of the related Indebtedness, irrespective of whether exercised, to accelerate the maturity of such Loan Party's or such Subsidiary's obligations, or (d) a default under or breach of any agreements, instruments or documents delivered in connection with any Additional Indebtedness, in each case after expiration of any applicable cure or grace period (and to the extent not waived pursuant to the terms thereof); provided that no such event under the Term Loan Indebtedness Documents (other than a payment default) or any agreements, instruments or documents delivered in connection with any Additional Indebtedness (other than a payment default) shall constitute an Event of Default under this Section 8.7 until the earliest to occur of (x) the date that is thirty (30) days after such event or circumstance (but only if such event or circumstance has not been waived or cured), (y) the acceleration of the Term Loan Indebtedness or such Additional Indebtedness, as applicable, and (z) the exercise of any remedies by (1) the Term Loan Administrative Agent or collateral agent or any lenders holding Term Loan Indebtedness (or Refinancing Indebtedness in respect thereof) in respect of any Collateral or (2) any collateral agent or any lenders holding Additional Indebtedness (or Refinancing Indebtedness in respect thereof) in respect of any Collateral.

(s)          The parenthetical set forth in Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(subject to Permitted Liens which are permitted purchase money Liens, interests of a lessor under a Capital Lease, Liens securing the Term Loan Indebtedness on Term Priority Collateral or Liens securing any Additional Indebtedness on Term Priority Collateral)

(t)          The table set forth in the definition of "Base Rate Margin" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Monthly Average Excess Availability	Base Rate Margin
I	If the Monthly Average Excess Availability is greater than $60,000,000	50 percentage points

II	If the Monthly Average Excess Availability is greater than $30,000,000 and less than or equal to $60,000,000	75 percentage points

III	If the Monthly Average Excess Availability is less than or equal to $30,000,000	100 percentage points

(u)          The definition of "Change of Control" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Change of Control" means that (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40%, or more, of the Stock of Administrative Borrower having the right to vote for the election of members of the Board of Directors, (b) Administrative Borrower fails to own and control, directly or indirectly, 100% of the Stock of each other Loan Party, or (c) any "change in control" or "change of control" or terms or circumstances of similar import occurs under the Term Loan Indebtedness Documents, the Permitted Convertible Notes Documents or any agreements, instruments or documents delivered in connection with any Additional Indebtedness.

(v)         The definition of "Continuing Director" contained on Schedule 1.1 to the Credit Agreement is hereby deleted.

(w)        The reference to "12.5%" set forth in the definition of "Financial Covenant Trigger Event" contained on Schedule 1.1 to the Credit Agreement is hereby replaced with a reference to "10.0%" in lieu thereof.

(x)         The definition of "LIBOR Rate" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"LIBOR Rate" means the greater of (a) rate per annum appearing on Bloomberg L.P.'s (the "Service") Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) 2 Business Days prior to the commencement of the requested Interest Period, for a term and in an amount comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrowers in accordance with the Agreement, which determination shall be conclusive in the absence of manifest or demonstrable error and (b) zero.

(y)         The table set forth in the definition of "LIBOR Rate Margin" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Monthly Average Excess Availability	LIBOR Rate Margin
I	If the Monthly Average Excess Availability is greater than $60,000,000	150 percentage points

II	If the Monthly Average Excess Availability is greater than $30,000,000 and less than or equal to $60,000,000	175 percentage points

III	If the Monthly Average Excess Availability is less than or equal to $30,000,000	200 percentage points

(z)          The definition of "Maturity Date" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Maturity Date" shall mean June 4, 2020; provided that if the Permitted Convertible Notes (and any Refinancing Indebtedness in respect thereof) are not converted, redeemed, repurchased or refinanced in full on or before the date that is 121 days prior to the maturity date of the Permitted Convertible Notes pursuant to one or more transactions permitted under this Agreement, such that the maturity date in respect of the Permitted Convertible Notes (and any Refinancing Indebtedness in respect thereof) is not at least 121 days after the Maturity Date, the Maturity Date shall be the date that is 121 days prior to the maturity date of the Permitted Convertible Notes (such date, the "Springing Maturity Date"); provided further, that no Springing Maturity Date shall be deemed to occur if on the Springing Maturity Date and at all times following the Springing Maturity Date until the Permitted Convertible Notes (and any permitted Refinancing Indebtedness in respect thereof, the maturity date of which is not at least 121 days after the Maturity Date) are converted, redeemed, repurchased or refinanced in full, (a) the Borrower maintains Liquidity of not less than $125,000,000 and (b) after giving pro forma effect to such conversion, redemption, repurchase or refinance of the Permitted Convertible Notes, Excess Availability would be at least $25,000,000.

(aa)       The reference to "$150,000,000" set forth in the definition of "Maximum Revolver Amount" contained on Schedule 1.1 to the Credit Agreement is hereby replaced with a reference to "$175,000,000" in lieu thereof.

(bb)       The definition of "Obligations" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Obligations" means, without duplication, (a) all loans (including the Advances (inclusive of Protective Advances and Swing Loans)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Reimbursement Undertakings or with respect to Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, covenants, and duties of any kind and description owing by any Loan Party pursuant to or evidenced by the Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that any Borrower is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, (b) all debts, liabilities, or obligations (including reimbursement obligations, irrespective of whether contingent) owing by any Borrower or any other Loan Party to an Underlying Issuer now or hereafter arising from or in respect of Underlying Letters of Credit, and (c) all Bank Product Obligations; provided, that anything to the contrary contained in the foregoing notwithstanding, the Obligations shall not include any Excluded Swap Obligations. Any reference in the Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

(cc)       Clause (c) set forth in the definition of "Permitted Acquisition" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) (i)    (A) Borrowers have provided Agent with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period; such eliminations and inclusions to be mutually and reasonably agreed upon by Borrowers and Agent created by adding the historical combined financial statements of Borrowers (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition), Borrowers and their Subsidiaries (1) would have been in compliance with the financial covenants in Section 7 of the Agreement for the 4 fiscal quarter period ended immediately prior to the proposed date of consummation of such proposed Acquisition (including, without limitation, Borrowers and their Subsidiaries would have a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 for such period), and (2) are projected to be in compliance with the financial covenants in Section 7 for the 4 fiscal quarter period ended one year after the proposed date of consummation of such proposed Acquisition (including, without limitation, Borrowers and their Subsidiaries would have a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 for such period), and (B) Borrowers shall have Excess Availability in an amount equal to or greater than 15% of the Maximum Revolver Amount both immediately prior to, and immediately after giving effect to, the consummation of the proposed Acquisition, or (ii) Borrowers shall have Excess Availability in an amount equal to or greater than 20% of the Maximum Revolver Amount both immediately prior to, and immediately after giving effect to, the consummation of the proposed Acquisition,

(dd)       Clause (e) set forth in the definition of "Permitted Acquisition" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(e)          [Reserved],

(ee)        Clause (k) set forth in the definition of "Permitted Acquisition" contained on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(k)          such Acquisition shall not be prohibited under either the Term Loan Indebtedness Documents or any agreement, instrument or document delivered in connection with any Additional Indebtedness or Agent shall have received evidence that the requisite number of lenders under the Term Loan Indebtedness Documents and such agreements, instruments or documents delivered in connection with any Additional Indebtedness, as applicable, have consented to such Acquisition.

(ff)         Clause (r) set forth in the definition of "Permitted Indebtedness" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(r)          Term Loan Indebtedness and Additional Indebtedness in an aggregate principal amount not to exceed (i) $375,000,000, less the aggregate amount of Revolver Increases under this Agreement, plus (ii) the amount of obligations in respect of (A) Secured Hedge Obligations and (B) Secured Cash Management Obligations (in the case of each of the foregoing clauses (A) and (B), as defined in the Term Loan Agreement) at any time outstanding, in each case, and any Refinancing Indebtedness in respect of such Indebtedness,

(gg)      The definition of "Permitted Liens" contained in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (u) therein, deleting the "." and adding "; and" at the end of clause (v) therein and adding the following new clause (w) at the end of such Section as follows:

(w)        Liens on Collateral securing Additional Indebtedness and any Refinancing Indebtedness in respect thereof; provided that any such Liens (i) are subordinated to the Liens on ABL Priority Collateral securing the Obligations on terms consistent with the Intercreditor Agreement or otherwise reasonably acceptable to Agent, (ii) do not encumber any property or assets of the Borrowers or any Subsidiary other than the Collateral and (iii) are subject to the Intercreditor Agreement as "Junior Lien Obligations" or "Other Pari Passu Lien Obligations" (as such terms are defined in the Intercreditor Agreement) or an intercreditor agreement in form and substance reasonably acceptable to Agent.

(hh)       Clauses (a) and (b) of the definition of "Refinancing Indebtedness" contained in Schedule 1.1 to the Credit Agreement are hereby amended and restated in their entirety as follows:

(a)          except in the case of Term Loan Indebtedness or any Additional Indebtedness and, in each case, any refinancing, replacement, renewal of extension thereof, such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon (including without limitation, in the case of the redemption, conversion or purchase of Permitted Convertible Notes, any amounts required to satisfy in full any payment obligations of the Administrative Borrower in connection therewith) and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,

(b)          except in the case of Term Loan Indebtedness or any Additional Indebtedness and, in each case, any refinancing, replacement, renewal of extension thereof, such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lenders

(ii)         The definition of "Refinancing Indebtedness" contained in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (e) therein, deleting the "." and adding "; and" at the end of clause (f) therein and adding the following new clause (g) at the end of such definition as follows

(g)          in the case of any Additional Indebtedness and any refinancing, replacement, renewal or extension thereof, such refinancings, replacements, renewals or extensions are made in compliance with the terms of the applicable intercreditor agreement.

(jj)         The definitions "Additional Indebtedness", "Additional Indebtedness FCCR Condition", "Commodity Exchange Act", "Excluded Swap Obligation", "Liquidity", "Qualified ECP Guarantor" "Springing Maturity Date" and "Swap Obligation" are hereby added to Schedule 1.1 to the Credit Agreement in their appropriate alphabetical as follows:

"Additional Indebtedness" shall mean secured Indebtedness incurred by the Administrative Borrower to prepay, redeem, defease or repurchase all or a portion of the Permitted Convertible Notes and any permitted Refinancing Indebtedness in respect thereof which has a final maturity date at least 121 days after the Maturity Date and is on such other terms and conditions that (x) taken as a whole, are not more restrictive to the Borrowers and each other Loan Party and their Subsidiaries than either (I) the terms and conditions of the Term Loan Indebtedness or (II) customary market terms and conditions for Indebtedness of such type, as determined in the good faith judgment of (1) so long as Borrowers can demonstrate to Agent a projected pro forma Fixed Charge Coverage Ratio for the 12-month period beginning on the first day of the first full calendar month following the date of the incurrence of such Indebtedness of not less than 1.20 : 1.00 (the "Additional Indebtedness FCCR Condition"), Borrowers (it being agreed that (a) the conditions set forth in this clause (x)(1) shall be satisfied by the delivery to Agent of a certificate of the chief financial officer of Administrative Borrower certifying as to such determination and the projected pro forma calculation of the Fixed Charge Coverage Ratio and (b) so long as Borrowers satisfy the Additional Indebtedness FCCR Condition, the requirement that the terms and conditions of such Additional Indebtedness, taken as a whole, are not more restrictive to the Borrowers and each other Loan Party and their Subsidiaries than either (I) the terms and conditions of the Term Loan Indebtedness or (II) customary market terms and conditions for Indebtedness of such type, shall not apply to the economic terms of such Indebtedness such as interest rates and redemption premiums), or (2) in the event that Borrowers cannot satisfy the conditions in clause (x)(1) above, Agent, or (y) are otherwise reasonably satisfactory to Agent; provided that at the time of the incurrence of such Indebtedness, no Default or Event of Default has occurred and is continuing or would result therefrom.

"Additional Indebtedness FCCR Condition" has the meaning specified therefor in the definition of Additional Indebtedness.

"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

"Excluded Swap Obligation" means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure the guaranty of, such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.

"Liquidity" shall mean, as of any date, the sum of (a) Qualified Cash on such date (i) not subject to any Liens other than Permitted Liens permitted by clauses (a), (s) and (w) of the definition thereof and (ii) not subject to legal or contractual obligations to be used for a particular purpose plus (b) Availability on such date minus (c) the amount necessary to fully redeem the Permitted Convertible Notes on such date.

"Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guaranty, keepwell, or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

"Springing Maturity Date" has the meaning specified therefor in the definition of "Maturity Date".

"Swap Obligation" means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

(kk)         Schedule C-1 and Schedules 4.6(a), 4.6(b), 4.6(c), 4.12, 4.13, 4.15, 4.17 and 4.29 to the Credit Agreement are hereby amended and restated in their entirety as attached hereto as Schedule C-1 and Schedules 4.6(a), 4.6(b), 4.6(c), 4.12, 4.13, 4.15, 4.17, and 4.29, respectively.

4.           Amendments to Security Agreement. In reliance upon the representations and warranties of the Loan Parties set forth in Section 9 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 8 below, the Security Agreement is hereby amended as follows:

(a)          The definition of "Secured Obligations" set forth in Section 1(vv) of the Security Agreement as follows:

(vv)      "Secured Obligations" means each and all of the following: (a) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Credit Agreement, or any of the other Loan Documents (including any Guaranty), (b) all Bank Product Obligations, and (c) all other Obligations of any Borrower (including, in the case of each of clauses (a), (b) and (c), reasonable attorneys' fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding); provided that, anything to the contrary contained in the foregoing notwithstanding, the Secured Obligations of the Guarantors shall exclude any Excluded Swap Obligation.

(b)          The reference to "15%" set forth in clause (b) of the definition of "Triggering Event" in Section 1(eee) of the Security Agreement is hereby deleted and replaced with "12.5%" in lieu thereof.

(c)          The two references to "15%" set forth in clause (2) of the definition of "Triggering Event Termination Condition" in Section 6(k)(ii) of the Security Agreement are hereby deleted and replaced with "12.5%" in lieu thereof.

5.            Amendment to Guaranty Agreement. In reliance upon the representations and warranties of the Loan Parties set forth in Section 9 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 8 below, the Guaranty Agreement is hereby amended as follows:

(a)          The following proviso is added to the end of the definition of "Guarantied Obligations" set forth in Section 1(a) of the Guaranty Agreement:

; provided that, anything to the contrary contained in the foregoing notwithstanding, the Guarantied Obligations shall exclude any Excluded Swap Obligation.

(b)          A new Section 27 is hereby added to the Guaranty Agreement in its entirety as follows:

27.         Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to guaranty and otherwise honor all Obligations in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 27 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 27, or otherwise under the Loan Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 27 shall remain in full force and effect until payment in full of the Guarantied Obligations. Each Qualified ECP Guarantor intends that this Section 27 constitutes and this Section 27 shall be deemed to constitute a "keepwell, support or other agreement" for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

6.          Continuing Effect. Except as expressly set forth in Sections 3, 4 and 5 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement, the Security Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement, the Security Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. In furtherance of the foregoing, the parties hereto agree that the increase in the Maximum Revolver Amount set forth in this Amendment shall not constitute a Revolver Increase pursuant to Section 2.2 of the Credit Agreement.

7.          Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement, the Security Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement, the Security Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

8.          Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

(a)         Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders and the Loan Parties (with original copies of this Amendment to follow promptly thereafter), together with each of the additional documents, instruments and agreements listed on the closing checklist attached hereto as Exhibit A;

(b)         Borrowers shall have paid to Agent the closing fees set forth in the Amendment Fee Letter of even date herewith; and

(c)         no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

9.           Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that:

(a)          after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)          no Default or Event of Default has occurred and is continuing or will exist after this Amendment becomes effective; and

(c)          this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

10.         Post-Closing Covenants. Each Borrower agrees, (i) within sixty (60) days of the date hereof (or such later date as Agent may agree in its sole discretion), to deliver to Agent, each in form and substance reasonably satisfactory to Agent (a) original fully executed and notarized recordable amendments to the Mortgages for the Real Property Collateral, (b) if available at commercially reasonable rates, a date down endorsement to Agent's loan policy of title insurance pertaining to each Mortgage for the Real Property Collateral, covering the recording of each amendment described in clause (a) of this Section 10, (c) payment of all fees, costs, title premiums and recording taxes required to be paid in connection with the documents described in clauses (a) and (b) of this Section 10 and (d) fully executed Control Agreements with respect to account numbers (1) 9600144326, 4124386350, 4686802968, 9641481727, 9673451218, 9675451117 and 9675451125 maintained at Wells Fargo, (2) 4522307763, 4522308336, 4522308433, 4522308468, 4522308441 and 4522308344 maintained at RBS Citizens, N.A, (3) 7527225196 maintained at Capital One Bank and (4) 0020665260 maintained at BMO Harris Bank and (ii) within thirty (30) days of the date hereof (or such later date as Agent may agree in its sole discretion), to deliver to Agent, each in form and substance reasonably satisfactory to Agent (a) a lender's loss payable endorsement in favor of Agent on property insurance policy number US00071471PR15A issued by XL Insurance Company Inc., together with a list of the covered real property locations and (b) a notice of cancellation endorsement in favor of Agent on general liability policy number 79963080 issued by Chubb Custom Insurance Company, providing for prior written notice to Agent of the exercise of any right of cancellation of not less than 30 days' (10 days' in the case of non-payment). Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto agree that (i) to the extent that the failure of the Borrowers to deliver any of the items set forth in this Section 10 on the date hereof would otherwise cause any representation, warranty or covenant in the Credit Agreement, this Amendment or any other Loan Document to be in breach, or any Default or Event of Default to exist, the Lenders hereby waive such breach, Default or Event of Default for the period from the date hereof until the first date on which such item is required to be delivered pursuant to this Section 10 and (ii) the failure of the Borrowers to deliver any of the items set forth in this Section 10 within the time period required with respect to such item shall result in an immediate Event of Default under the Credit Agreement.

11.         Miscellaneous.

(a)          Expenses. Each Borrower agrees to pay, promptly after demand therefor is made by Agent, all reasonable and documented costs and expenses of Agent (including reasonable attorneys fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and each of the Credit Agreement and the Security Agreement as amended hereby.

(b)          Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement, the Security Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

12.          Release.

(a)          In consideration of the agreements of Agent, Lenders and Exiting Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, Exiting Lenders and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender, each Exiting Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, both at law and in equity, which Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)          Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)          Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

WABASH NATIONAL CORPORATION,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Senior Vice President & Chief Financial Officer

WABASH NATIONAL, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

WABASH WOOD PRODUCTS, INC. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer & Vice President

TRANSCRAFT CORPORATION,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer & Vice President

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

WABASH NATIONAL TRAILER CENTERS, INC., a Delaware corporation

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

WALKER GROUP HOLDINGS LLC,
a Texas limited liability company

By:	Wabash National, L.P.,
Its Sole Member

	By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

BULK SOLUTIONS LLC, a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

GARSITE/PROGRESS LLC, a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC, a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

BRENNER TANK LLC, a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

BRENNER TANK SERVICES LLC, a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

	By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

GUARANTORS:

CLOUD OAK FLOORING COMPANY, INC.

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer & Vice President

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, LP)

By:	Wabash National Corporation,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Senior Vice President & Chief Financial Officer

CONTINENTAL TRANSIT CORPORATION

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name: Jeffery L. Taylor
Title: Treasurer

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

AGENT:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Dan Laven
Title: V.P.

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

LENDERS:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Dan Laven
Title: V.P.

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance, Inc., as a Lender

By:	/s/ Kimberly A. Crotty
Title: SVP

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Quinn Heiden
Title: Director

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

PNC BANK, NATIONAL ASSOCIATION, as "New Lender" and as a Lender

By:	/s/ Josh D. Stehlin
Title: Senior Vice President

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

Agreed and acknowledged solely for purposes of Section 2(b) and Section 12:

CAPITAL ONE LEVERAGE FINANCE CORPORATION, as an Exiting Lender

By:	/s/ Eustachio Bruno
Title: Director

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

Agreed and acknowledged solely for purposes of Section 2(b) and Section 12:

GENERAL ELECTRIC CAPITAL CORPORATION, as an Exiting Lender

By:	/s/ Thomas Sullivan
Title: Duly Authorized Signatory

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

Agreed and acknowledged solely for purposes of Section 2(b) and Section 12:

GE CAPITAL FINANCIAL INC., as an Exiting Lender

By:	/s/ Woodrow Broaders Jr.
Name: Woordrow Broaders Jr.

Signature Page to Joinder and First Amendment to Amended and Restated Credit Agreement,

First Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty Agreement

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Capital Finance, LLC	$66,000,000	$66,000,000
Citizens Business Capital, a division of Citizens Asset Finance, Inc.	$58,000,000	$58,000,000
BMO Harris Bank N.A.	$29,000,000	$29,000,000
PNC Bank, National Association	$22,000,000	$22,000,000
All Lenders	$175,000,000	$175,000,000

Schedule 4.6(a)

States of Organization

Name	Jurisdiction of Organization

Wabash National Corporation	DE

Wabash National, L.P.	DE

Wabash Wood Products, Inc.	AR

Transcraft Corporation	DE

Wabash National Trailer Centers, Inc.	DE

Cloud Oak Flooring Company, Inc.	AR

Wabash National Manufacturing, L.P.	DE

Wabash National Services, L.P.	DE

FTSI Distribution Company, L.P.	DE

National Trailer Funding, L.L.C.	DE

Continental Transit Corporation	IN

Walker Group Holdings LLC	TX

Brenner Tank LLC	WI

Brenner Tank Services LLC	WI

Garsite/Progress LLC	TX

Walker Stainless Equipment Company LLC	DE

Bulk Solutions LLC	TX

Wabash International Holdings, Inc.	DE

WNC Receivables Management Corp.	DE

WNC Receivables, LLC	DE

Wabash Financing LLC	DE

Wabash UK Holdings Limited	United Kingdom

Extract Technology Limited	United Kingdom

Extract Technology Pte. Ltd.	Singapore

Bulk Services, S. de R.L. de C.V.	Mexico

Bulk Tank International, S. de R.L. de C.V.	Mexico

Bulk Systems Mexico, S. de R.L. de C.V	Mexico

Schedule 4.6(b)

Chief Executive Offices

Entity	Address of Chief Executive Office

Wabash National Corporation

Wabash National Trailer Centers, Inc.

Wabash National, L.P.

Wabash National Services, L.P.

Continental Transit Corporation

FTSI Distribution Company, L.P.

Wabash National Manufacturing, L.P.

National Trailer Funding, L.L.C.

Wabash International Holdings, Inc.

WNC Receivables Management Corp.

WNC Receivables, LLC

Wabash Financing LLC

P.O. Box 6129 Lafayette, Indiana 47903 1000 Sagamore Parkway South Lafayette, Indiana 47905

Wabash Wood Products, Inc.	P.O. Box 597, 339 Industrial Park Rd. Harrison, Arkansas 72601

Transcraft Corporation	489 International Drive Cadiz, Kentucky 42211

Cloud Oak Flooring Company, Inc.	P.O. Box 540, 606 East Center Street Sheridan, Arkansas 72150

Walker Group Holdings LLC Garsite/Progress LLC Walker Stainless Equipment Company LLC	625 W. State Street New Lisbon, WI 53950

Brenner Tank LLC Brenner Tank Services LLC	450 Arlington Avenue, P.O. Box 670 Fond du Lac, WI 54935

Bulk Solutions LLC Bulk Services, S. de R.L. de C.V. Bulk Tank International, S. de R.L. de C.V. Bulk Systems Mexico, S. de R.L. de C.V	Carretera QRO-SLP km. 58 Parque Industrial Opcion San Jose Iturbide GTO 37890

Extract Technology Limited Extract Technology Pte Ltd. Wabash UK Holdings Limited	Bradley Junction Industrial Estate Leeds Road, HD2 1UR Huddersfield, West Yorkshire, UK

Schedule 4.6(c)

Organizational Identification Numbers

Entity	Organizational I.D. Number	Tax I.D. Number

Wabash National Corporation	2273455	52-1375208

Wabash National, L.P.	3067889	35-2080779

Wabash Wood Products, Inc.	AR100160973	71-0812121

Transcraft Corporation	3014313	13-4067585

Wabash National Trailer Centers, Inc.	2735206	35-2012484

Cloud Oak Flooring Company, Inc.	AR100108157	71-0747690

Wabash National Manufacturing, L.P.	3277493	43-1900264

Wabash National Services, L.P.	3066179	35-2080781

FTSI Distribution Company, L.P.	3132296	35-2091340

National Trailer Funding, L.L.C.	3107585	36-4324443

Continental Transit Corporation	198508-844	35-1652755

Wabash International Holdings, Inc.	5139932	45-5205800

Walker Group Holdings LLC	800701712	37-1528973

Brenner Tank LLC	B045510	39-2034630

Brenner Tank Services LLC	B045781	39-2036936

Garsite/Progress LLC	800774304	75-3231169

Walker Stainless Equipment Company LLC	2544919	41-2216106

Bulk Solutions LLC	801023526	80-0256391

WNC Receivables Management Corp.	3508223	47-0858177

WNC Receivables, LLC	3508224	47-0858184

Wabash Financing LLC	3436042	35-2150809

Schedule 4.12

Environmental Matters

New Lisbon, WI. Residual volatile organic compound (“VOC”) contamination is present onsite and offsite from a historical release of chlorinated solvents onsite that received closure in 2005. There is no indication that vapor intrusion surveys were conducted as part of closure activities. The state could require vapor intrusion surveys in the future or the Company could incur tort liability associated with vapor intrusion. ERM Consulting and Engineering Inc. (“ERM”) estimated costs for the Most Likely Case (MLC)1 at $400,000 and the Reasonable Worst Case (RWC)2 at $800,000 for these issues over a period of 2-5 years.

Guanajuato, Mexico. From 2000 to early 2012, the site disposed of hazardous wastes as non-hazardous waste. ERM estimated costs for the MLC at $125,000 and the RWC at $750,000 to address these issues over a period of 1-5 years.

Fond du Lac, WI. Areas of concern at the site include floor drains in manufacturing areas, hazardous materials and petroleum storage, former machine pits, spray paint booth, sand blasting area, and a former railroad. In 1986 the site was impacted by a petroleum release from an adjacent gas station. It is not known if this release has received closure. A former gas station located onsite received closure in 1996 but it is unclear if all tanks were removed. ERM estimated costs for the MLC at $250,000 and the RWC at $1,000,000 to address these issues over a period of 5-10 years.

Kansas City, KS. Areas of concern include tank testing operations, onsite disposal of sandblast material, a paint shop floor drain that discharged to the storm water system, management of test stand and test pad effluent, industrial discharges from the maintenance shop to a septic tank, floor drains in the main production building, abandoned USTs, and a 2008 fire that destroyed the tank testing building. A 1999 investigation of the tank testing area identified petroleum contamination in soil above applicable standards and a 2008 investigation found petroleum, VOCs, and semi-VOCs in soil above current residential and in some instances non-residential standards. ERM estimated costs for the MLC at $100,000 and the RWC at $500,000 to address these issues over a period of 5-10 years.

Former Facility, 610 & 636 Adams St. and 15 Kansas Ave., Kansas City, KS. A 1995 investigation identified soil and groundwater impacts, including arsenic, petroleum hydrocarbons, a phthalate, metals, and low concentrations of chlorinated solvents. ERM estimated costs for the MLC at $250,000 and for the RWC at $500,000 over a period of five to ten years.

1 The MLC represents an optimal scenario and assumes that no regulatory triggers for further assessment or remediation exist unless specifically stated. Typically, the MLC scenario covers costs that will likely be expended to investigate an issue, and assumes that costly additional issues will not arise from the investigation. The MLC does not take into account mitigating factors such as legal indemnities or third-party responsibility. In addition, ERM did not include fines, penalties or expenses associated with legal claims in its cost estimates.

2 The RWC represents a reasonably foreseeable worst case scenario for known and potential issues, based on currently available information. This scenario assumes that additional costs over and above the MLC costs would be expended to address issues and also makes assumptions regarding reasonably foreseeable actions that may be required to address known or suspected environmental issues. The RWC does not, however, consider an absolute worst case scenario, which could be up to an order of magnitude higher than the RWC for any given issue or at any given site. It should be noted that the RWC does not take into account mitigating factors such as legal indemnities or third-party responsibility. In addition, ERM did not include fines, penalties or expenses associated with legal claims in its cost estimates.

Environmental Liens

New Lisbon, Wisconsin

This property has residual VOC soil and groundwater contamination, which required registration of the residual groundwater plume and a deed restriction. The deed restriction requires maintenance and yearly inspection of impervious surfaces where contamination is documented. Future earthmoving activities in the area of contamination require screening of soil for contamination and precautions to protect workers from direct exposure to contamination.

Fond du Lac, Wisconsin

The Fond du Lac, Wisconsin site is subject to a groundwater use restriction that was instituted as part of remediation of a solvent release at the adjacent former RB Royal site.  The RB Royal site received closure from WDNR in 2003.  The Fond du Lac site receives its water supply from the City of Fond du Lac.

Mauston, Wisconsin

In 2001, metals and petroleum were identified in soil near the onsite septic field. The site was entered into the Wisconsin Environmental Repair Program (WI ERP) and in 2002 the WDNR issued a closure letter with a deed restriction of proper management of impacted material if excavated.

Schedule 4.13

Intellectual Property

Below is a listing of all material trademarks, trade names, copyrights, patents, and licenses as to which any Borrower or one of its Subsidiaries is the owner or is an exclusive licensee.

Trademark Registrations/Applications

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
BRENNER	Brenner Tank LLC	Mexico	Registered	455536	697446
BRENNER	Brenner Tank LLC	United States of America	Registered	76-051989	2584454
BRENNER	Brenner Tank LLC	Canada	Registered	1074987	602042
BRENNER	Brenner Tank LLC	United States of America	Registered	77-514373	3575671
SHAKERTANK	Brenner Tank LLC	United States of America	Registered	78-910314	3478227
TST	Garsite/Progress LLC	United States of America	Registered	76-019328	2437131
TST OVER 100 YEARS OF EXPERIENCE SERVICING YOU & Design	Garsite/Progress LLC	United States of America	Registered	76-019709	2444400

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
524	Transcraft Corporation	United States of America	Registered	77-548148	3594651
724	Transcraft Corporation	United States of America	Registered	77-548149	3594652
B Design	Transcraft Corporation	United States of America	Registered	77-547031	3716481
BENSON	Transcraft Corporation	United States of America	Registered	77-547110	3638140
BENSON	Transcraft Corporation	Mexico	Registered	989193	1113433
BENSON	Transcraft Corporation	Mexico	Registered	989193	1113433
BENSON	Transcraft Corporation	Canada	Registered	1427425	786550
DESIGN	Transcraft Corporation	United States of America	Registered	74-652884	2022972
DESIGN	Transcraft Corporation	Mexico	Registered	989191	1136500
DESIGN	Transcraft Corporation	Mexico	Registered	989191	1136500
DESIGN	Transcraft Corporation	Canada	Registered	1427426	772825

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
IWT	Transcraft Corporation	United States of America	Registered	77-548145	3594650
MOAT	Transcraft Corporation	United States of America	Registered	77-548157	3594654
SUPER-BEAM	Transcraft Corporation	United States of America	Registered	74-381525	1812055
SUPER-BEAM	Transcraft Corporation	Mexico	Registered	179272	448174
SUPER-BEAM	Transcraft Corporation	Canada	Registered	n/a	440538
TRANSCRAFT	Transcraft Corporation	Canada	Registered	699152	411881
TRANSCRAFT	Transcraft Corporation	Mexico	Registered	179271	464131
TRANSCRAFT	Transcraft Corporation	United States of America	Registered	75-623607	2319011
TRANSCRAFT	Transcraft Corporation	United States of America	Registered	76-386313	2677629
TRANSCRAFT D-EAGLE	Transcraft Corporation	United States of America	Registered	76-341486	2651789
TRANSCRAFT EAGLE	Transcraft Corporation	United States of America	Registered	74-133824	1692844

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
TRANSCRAFT EAGLE	Transcraft Corporation	Canada	Registered	n/a	418885
TRANSCRAFT EAGLE	Transcraft Corporation	Mexico	Registered	180739	449105
TRANSCRAFT EAGLE II	Transcraft Corporation	United States of America	Registered	76-341481	2639285
AeroFin	Wabash National, L.P.	United States of America	Filed	86-539590	n/a
AeroFin	Wabash National, L.P.	Canada	Filed	1716787	n/a
Aeroskirt CX	Wabash National, L.P.	United States of America	Filed	86-559251	n/a
Aeroskirt CX	Wabash National, L.P.	Canada	Filed	1718774	n/a
AEROTANK	Wabash National, L.P.	Canada	Registered	1434153	862706
AEROTANK	Wabash National, L.P.	United States of America	Registered	77-598016	3729678
ARCTIC LITE	Wabash National, L.P.	United States of America	Registered	76-408325	2744682
ARCTICLITE	Wabash National, L.P.	Australia	Registered	1443764	1443764
BEALL	Wabash National, L.P.	United States of America	Registered	77-783118	1623529

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
BEALL	Wabash National, L.P.	Canada	Registered	0743805	569077
BEALL	Wabash National, L.P.	Mexico	Registered	709477	919564
BEALL and Design	Wabash National, L.P.	Canada	Registered	0743786	448847
BEALL and Design	Wabash National, L.P.	United States of America	Registered	74-521646	1958326
BEALL and Design	Wabash National, L.P.	Mexico	Registered	709478	919565
COUPLERMATE	Wabash National, L.P.	United States of America	Registered	73-769697	1547270
DURAPLATE	Wabash National, L.P.	United States of America	Registered	75-113440	2177280
DURAPLATE	Wabash National, L.P.	United States of America	Registered	76-017487	2553821
DURAPLATE	Wabash National, L.P.	Mexico	Registered	651702	839457
DURAPLATE	Wabash National, L.P.	United States of America	Registered	76-577873	3010104
DURAPLATE	Wabash National, L.P.	Mexico	Registered	651703	910358
DURAPLATE	Wabash National, L.P.	Canada	Registered	1213297	677550

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
DURAPLATE	Wabash National, L.P.	Australia	Registered	1443763	1443763
DURAPLATE	Wabash National, L.P.	European Community	Registered	10256451	10256451
DURAPLATE AEROSKIRT	Wabash National, L.P.	United States of America	Registered	77-685287	3785939
DURAPLATE AEROSKIRT	Wabash National, L.P.	Mexico	Registered	1024934	1171480
DURAPLATE AEROSKIRT	Wabash National, L.P.	Mexico	Registered	1024934	1171480
DURAPLATE AEROSKIRT	Wabash National, L.P.	Canada	Registered	1447133	794030
DURAPLATE AEROSKIRT CX	Wabash National, L.P.	United States of America	Filed	86539629	n/a
DURAPLATE HD	Wabash National, L.P.	Mexico	Registered	749392	920312
DURAPLATE HD	Wabash National, L.P.	Mexico	Registered	749392	920312
DURAPLATE HD	Wabash National, L.P.	United States of America	Registered	78-704457	3141656
DURAPLATE HD	Wabash National, L.P.	Canada	Registered	1278835	695747
DURAPLATE XD-35	Wabash National, L.P.	Mexico	Registered	1209772	1338590
DURAPLATE XD-35	Wabash National, L.P.	United States of America	Registered	85-413845	4365299

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
DURAPLATE XD-35	Wabash National, L.P.	Canada	Registered	1542374	888280
EZ SERIES	Wabash National, L.P.	Mexico	Registered	937393	1133164
EZ SERIES	Wabash National, L.P.	Mexico	Registered	937393	1133164
EZ-7	Wabash National, L.P.	United States of America	Registered	76-264095	2792086
EZ-ADJUST	Wabash National, L.P.	United States of America	Registered	85-891626	4573306
LOCK-RITE	Wabash National, L.P.	United States of America	Registered	86-179579	4736306
LOCK-RITE	Wabash National, L.P.	Canada	Published	1687402	n/a
MAXCLEARANCE	Wabash National, L.P.	United States of America	Registered	85-891624	4561175
MAXCLEARANCE	Wabash National, L.P.	Canada	Published	1620800	n/a
OUR INNOVATION MOVES THE WORLD	Wabash National, L.P.	United States of America	Registered	77-223601	3372759
ROADRAILER	Wabash National, L.P.	United States of America	Registered	72-118413	0742259

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
ROADRAILER	Wabash National, L.P.	China (People's Republic)	Registered	88-1304	332247
ROADRAILER	Wabash National, L.P.	Canada	Registered	597349	353129
ROADRAILER	Wabash National, L.P.	Mexico	Registered	60584	365646
ROADRAILER	Wabash National, L.P.	Japan	Registered	050412	2439493
ROADRAILER	Wabash National, L.P.	Japan	Registered	2007-117772	5210481
ROADRAILER	Wabash National, L.P.	South Africa	Registered	2007-27213	2007-27213
ROADRAILER and Design	Wabash National, L.P.	United States of America	Registered	73-754590	1539255
SOLARGUARD	Wabash National, L.P.	United States of America	Registered	75048815	2181015
SOLARGUARD and Design	Wabash National, L.P.	United States of America	Registered	77-186101	3372463
TRANS-LINER	Wabash National, L.P.	United States of America	Registered	75-352935	2266201
TRUST LOCK	Wabash National, L.P.	United States of America	Registered	76-361840	2940427

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
TRUST LOCK PLUS	Wabash National, L.P.	United States of America	Registered	77-344736	3677245
TRUST LOCK PLUS	Wabash National, L.P.	Canada	Registered	1380407	778423
Ventix DRS	Wabash National, L.P.	United States of America	Filed	86-539603	n/a
Ventix DRS	Wabash National, L.P.	Canada	Filed	1716788	n/a
WABASH	Wabash National, L.P.	United States of America	Registered	76-262685	2624209
WABASH	Wabash National, L.P.	European Community	Registered	002241511	002241511
WABASH	Wabash National, L.P.	China (People's Republic)	Registered	6601678	6601678
WABASH	Wabash National, L.P.	Australia	Registered	1443761	1443761
WABASH	Wabash National, L.P.	Mexico	Registered	1549263	1526453
WABASH	Wabash National, L.P.	Mexico	Registered	1549263	1526453
WABASH	Wabash National, L.P.	Mexico	Filed	1549261	n/a
WABASH	Wabash National, L.P.	Mexico	Filed	1549262	n/a

Trademark Name	Owner Name	Country	Status	Application Number	Registration Number
WABASH NATIONAL	Wabash National, L.P.	United States of America	Registered	73-588293	1414152
WABASH NATIONAL	Wabash National, L.P.	United States of America	Registered	76-620527	3043990
WABASH NATIONAL	Wabash National, L.P.	Canada	Registered	1236244	770401
WABASH NATIONAL	Wabash National, L.P.	Australia	Registered	1443768	1443768
WABASH NATIONAL and Design	Wabash National, L.P.	United States of America	Registered	74-510431	1921853

Patent Registrations

Patent Registration No.	Country	Name	Owner
2265405	Canada	Composite Joint Configuration	Wabash National, L.P.
2551863	Canada	Composite Joint Configuration	Wabash National, L.P.
2531934	Canada	Composite Joint Configuration	Wabash National, L.P.
2264311	Canada	Composite Joint Configuration	Wabash National, L.P.
266534	Mexico	Composite Joint Configuration	Wabash National, L.P.
5860693	United States	Composite Joint Configuration	Wabash National, L.P.
6220651	United States	Composite Joint Configuration	Wabash National, L.P.
6412854	United States	Composite Joint Configuration	Wabash National, L.P.
7069702	United States	Composite Joint Configuration	Wabash National, L.P.
6986546	United States	Composite Joint Configuration	Wabash National, L.P.
5876089	United States	Trailer with Horizontal Logistics Splice and Vertical Dummy Splice Members	Wabash National, L.P.
2306109	Canada	Coining Offset into Edge of Composite Plate Members for Forming Trailer Doors and Walls	Wabash National, L.P.
221977	Mexico	Coining Offset into Edge of Composite Plate Members for Forming Trailer Doors and Walls	Wabash National, L.P.
5938274	United States	Coining Offset into Edge of Composite Plate Members for Forming Trailer Doors and Walls	Wabash National, L.P.
5997076	United States	Logistics at Composite Panel Vertical Joints	Wabash National, L.P.
280804	Mexico	Interlocking Joint for a Wall or Door of a Trailer	Wabash National, L.P.

7500713	United States	Interlocking Joint for a Wall or Door of a Trailer	Wabash National, L.P.
7862103	United States	Interlocking Joint for a Wall or Door of a Trailer	Wabash National, L.P.
7588286	United States	Logistics Panel for Use in a Sidewall of a Trailer	Wabash National, L.P.
7762618	United States	Logistics Panel for Use in a Sidewall of a Trailer	Wabash National, L.P.
7931328	United States	Logistics Panel for Use in a Sidewall of a Trailer	Wabash National, L.P.
7677642	United States	Butt Joint for Trailer Side Wall	Wabash National, L.P.
275443	Mexico	Integrated Rear Impact Guard and Pintle Hook Assembly	Wabash National, L.P.
7527309	United States	Integrated Rear Impact Guard and Pintle Hook Assembly	Wabash National, L.P.
MXa2015003263 (pending)	Mexico	Rear Impact Guard	Wabash National, L.P.
14/645095 (pending)	United States	Rear Impact Guard	Wabash National, L.P.
62/039546 (pending)	United States	Rear Impact Guard	Wabash National, L.P.
62/031412 (pending)	United States	Mud Flap Assembly	Wabash National, L.P.
14/470461 (pending)	United States	Insert For Logistics Slot in Logistics Strip Assembly	Wabash National, L.P.
2881657 (pending)	Canada	Galvanized Upper Coupler Assembly	Wabash National, L.P.
MXa2015001944 (pending)	Mexico	Galvanized Upper Coupler Assembly	Wabash National, L.P.
14/620517 (pending)	United States	Galvanized Upper Coupler Assembly	Wabash National, L.P.
62/096081 (pending)	United States	Base Rail Of A Trailer Having A Bumper Guard	Wabash National, L.P.
62/061419 (pending)	United States	Door Lock Auxiliary Seal/Locking	Wabash National, L.P.
62/097308 (pending)	United States	Upper Coupler Assembly	Wabash National, L.P.

62/034465 (pending)	United States	Logistics Post	Wabash National, L.P.
62/119460 (pending)	United States	Composite Refrigerated Truck Body and Method of Making Same	Wabash National, L.P.
277226	Mexico	Composite Panel for a Trailer Wall	Wabash National, L.P.
7722112	United States	Composite Panel for a Trailer Wall	Wabash National, L.P.
2748616 (pending)	Canada	Composite Panel Having Perforated Foam Core	Wabash National, L.P.
MXa2011008411 (pending)	Mexico	Composite Panel Having Perforated Foam Core	Wabash National, L.P.
14/454097 (pending)	United States	Composite Panel Having Perforated Foam Core and Method of Making Same	Wabash National, L.P.
129512	Canada	Skylight	Wabash National, L.P.
7878574	United States	Vehicle Skylight and Method for Installing Same	Wabash National, L.P.
D619505	United States	Skylight	Wabash National, L.P.
124995	Canada	Hold Down Device	Wabash National, L.P.
D573874	United States	Hold Down Device	Wabash National, L.P.
235246	Mexico	Composite Joint Configuration	Wabash National, L.P.
327462	Mexico	Composite Joint Configuration	Wabash National, L.P.
6199939	United States	Composite Joint Configuration	Wabash National, L.P.
2361169	Canada	Door Lock for a Semi-Trailer	Wabash National, L.P.
249171	Mexico	Door Lock for a Semi-Trailer	Wabash National, L.P.
6886870	United States	Door Lock for a Semi-Trailer	Wabash National, L.P.
2363379	Canada	Method of Attaching a Logistics Rail to a Trailer Side Wall	Wabash National, L.P.

230209	Mexico	Method of Attaching a Logistics Rail to a Trailer Side Wall	Wabash National, L.P.
6662424	United States	Method of Attaching a Logistics Rail to a Trailer Side Wall	Wabash National, L.P.
2355755	Canada	Seven-Way Trailer Connector	Wabash National, L.P.
229853	Mexico	Seven-Way Trailer Connector	Wabash National, L.P.
6450833	United States	Seven-Way Trailer Connector	Wabash National, L.P.
222456	Mexico	Brake Lamp Illumination on a Trailer by Sensing Wheel Speed Deceleration	Wabash National, L.P.
6870473	United States	Corner-Post Mounted, Status Light Display for a Semi-Trailer	Wabash National, L.P.
6824341	United States	Integrated Anchoring System and Composite Plate for a Trailer Side Wall Joint	Wabash National, L.P.
7134820	United States	Integrated Anchoring System and Composite Plate for a Trailer Side Wall Joint	Wabash National, L.P.
2074987	Canada	Plate Wall Trailer	Wabash National, L.P.
2456467	Canada	Sidewall of a Semi-Trailer Having a High Baserail	Wabash National, L.P.
244493	Mexico	Sidewall of a Semi-Trailer Having a High Baserail	Wabash National, L.P.
7114762	United States	Sidewall of a Semi-Trailer Having a High Baserail	Wabash National, L.P.
2578627	Canada	Interlocking Joint for a Wall or Door of a Trailer	Wabash National, L.P.
2599678	Canada	Logistics Panel for Use in a Sidewall of a Trailer and Method of Forming Same	Wabash National, L.P.
325002	Canada	Logistics Panel for Use in a Sidewall of a Trailer and Method of Forming Same	Wabash National, L.P.
299150	Mexico	Method of Forming a Logistics Panel for Use in a Sidewall of a Trailer	Wabash National, L.P.
2617996 (pending)	Canada	Butt Joint for Trailer Side Wall	Wabash National, L.P.
2714890 (pending)	Canada	Butt Joint for Trailer Side Wall	Wabash National, L.P.

2884037 (pending)	Canada	Butt Joint for Trailer Side Wall	Wabash National, L.P.
295039	Mexico	Butt Joint for Trailer Side Wall	Wabash National, L.P.
320033	Mexico	Butt Joint for Trailer Side Wall	Wabash National, L.P.
MXa2012000869 (pending)	Mexico	Butt Joint for Trailer Side Wall	Wabash National, L.P.
2601396	Canada	Trailer Rear Door Frame with Angled Rear Sill	Wabash National, L.P.
308760	Mexico	Trailer Rear Door Frame with Angled Rear Sill	Wabash National, L.P.
2574568	Canada	Integrated Rear Impact Guard and Pintle Hook Assembly	Wabash National, L.P.
2604282	Canada	Composite Panel for a Trailer Wall	Wabash National, L.P.
2706474	Canada	Vehicle Skylight and Method for Installing Same	Wabash National, L.P.
305710	Mexico	Vehicle Skylight and Method for Installing Same	Wabash National, L.P.
2695743 (pending)	Canada	Multi-Layer Hold Down Assembly	Wabash National, L.P.
ZL200880114680.2	China	Multi-Layer Hold Down Assembly	Wabash National, L.P.
319801	Mexico	Multi-Layer Hold Down Assembly	Wabash National, L.P.
307990	Mexico	Multi-Layer Hold Down Assembly	Wabash National, L.P.
2717603 (pending)	Canada	Method for Mounting Logistics Strips to an Inner Surface of a Storage Container Wall	Wabash National, L.P.
313483	Mexico	Method for Mounting Logistics Strips to an Inner Surface of a Storage Container Wall	Wabash National, L.P.
2718131 (pending)	Canada	Door Locking Assembly for a Storage Container	Wabash National, L.P.
315738	Mexico	Door Locking Assembly for a Storage Container	Wabash National, L.P.

US2009/037522 (pending)	Patent Cooperation Treaty	Door Locking Assembly for a Storage Container	Wabash National, L.P.
14/225576 (pending)	United States	Door Locking Assembly for a Storage Container	Wabash National, L.P.
2657870 (pending)	Canada	Roof Assembly for a Storage Container	Wabash National, L.P.
306887	Mexico	Roof Assembly for a Storage Container	Wabash National, L.P.
322538	Mexico	Side Skirt and Side Underride Cable System for a Trailer	Wabash National, L.P.
2763798 (pending)	Canada	Semi-Trailer for Transporting Circular Objects	Wabash National, L.P.
20100102156 (pending)	Argentina	Semi-Trailer for Transporting Circular Objects	Wabash National, L.P.
SP-00176-10 (pending)	Bolivia	Semi-Trailer for Transporting Circular Objects	Wabash National, L.P.
10-00982 (pending)	Venezuela	Semi-Trailer for Transporting Circular Objects	Wabash National, L.P.
2766863 (pending)	Canada	Visual Signaling Indicator and Assembly for a Tractor Trailer	Wabash National, L.P.
2706141 (pending)	Canada	Visual Signaling Indicator and Assembly for a Tractor Trailer	Wabash National, L.P.
319187	Mexico	Visual Signaling Indicator and Assembly for a Tractor Trailer	Wabash National, L.P.
321920	Mexico	Visual Signaling Indicator and Assembly for a Tractor Trailer	Wabash National, L.P.
MXa2013010851 (pending)	Mexico	Visual Signaling Indicator and Assembly for a Tractor Trailer	Wabash National, L.P.
2611344 (pending)	Canada	Insulating Sheet and Refrigerated Trailer Components Formed from Same	Wabash National, L.P.
8424958	United States	Butt Joint for Trailer Side Wall	Wabash National, L.P.
8256827	United States	Butt Joint for Trailer Side Wall	Wabash National, L.P.
8100465	United States	Trailer Rear Door Frame with Angled Rear Sill	Wabash National, L.P.

8079793	United States	Multi-Layer Hold Down Assembly	Wabash National, L.P.
8662804	United States	Multi-Layer Hold Down Assembly	Wabash National, L.P.
8956094	United States	Multi-Layer Hold Down Assembly	Wabash National, L.P.
8016527	United States	Method for Mounting Logistics Strips to an Inner Surface of a Storage Container Sidewall	Wabash National, L.P.
8506221	United States	Method for Mounting Logistics Strips to an Inner Surface of a Storage Container Wall	Wabash National, L.P.
8231150	United States	Door Locking Assembly for a Storage Container	Wabash National, L.P.
8720957	United States	Door Locking Assembly for a Storage Container	Wabash National, L.P.
8025331	United States	Roof Assembly for a Storage Container	Wabash National, L.P.
8220817	United States	Semi-Trailer for Transporting Circular Objects	Wabash National, L.P.
8434778	United States	Semi-Trailer for Transporting Circular Objects	Wabash National, L.P.
8653957	United States	Visual Indicator Adaptor and Assembly for a Tractor Trailer	Wabash National, L.P.
12/793132 (pending)	United States	Visual Indicator Adaptor and Assembly for a Tractor Trailer	Wabash National, L.P.
8528622	United States	Overhead Door Assembly for a Storage Container	Wabash National, L.P.
2740523 (pending)	Canada	Overhead Door Assembly for a Storage Container	Wabash National, L.P.
MXa2011005557 (pending)	Mexico	Overhead Door Assembly for a Storage Container	Wabash National, L.P.
2818655 (pending)	Canada	Hinged bottom roller assembly and counterbalance mechanism for overhead door	Wabash National, L.P.
MXa201305676 (pending)	Mexico	Hinged bottom roller assembly and counterbalance mechanism for overhead door	Wabash National, L.P.
13/301471 (pending)	United States	Hinged bottom roller assembly and counterbalance mechanism for overhead door	Wabash National, L.P.

8696048	United States	Fiber-Reinforced Floor System	Wabash National, L.P.
2763094 (pending)	Canada	Fiber-Reinforced Floor System	Wabash National, L.P.
MXa2012000350 (pending)	Mexico	Fiber-Reinforced Floor System	Wabash National, L.P.
8720938	United States	Biasing Air Suspension System for a Trailer	Wabash National, L.P.
2794509 (pending)	Canada	Biasing Air Suspension System for a Trailer	Wabash National, L.P.
MXa2012013275 (pending)	Mexico	Biasing Air Suspension System for a Trailer	Wabash National, L.P.
2794545 (pending)	Canada	Wall panel structure for a refrigerated panel	Wabash National, L.P.
MXa2012013276 (pending)	Mexico	Wall panel structure for a refrigerated panel	Wabash National, L.P.
13/663023 (pending)	United States	Wall panel structure for a refrigerated panel	Wabash National, L.P.
8876193	United States	Inner Wall Liner for a Refrigerated Trailer Wall Panel	Wabash National, L.P.
8562019	United States	Bumper Block Assembly for a Rear Bumper of a Trailer	Wabash National, L.P.
8985921	United States	Side Rail of a Flatbed Trailer for Use with Cargo Restraint Device	Wabash National, L.P.
2809530 (pending)	Canada	Side Rail of a Flatbed Trailer for Use with Cargo Restraint Device	Wabash National, L.P.
MXa2013002940 (pending)	Mexico	Side Rail of a Flatbed Trailer for Use with Cargo Restraint Device	Wabash National, L.P.
14/619808 (pending)	United States	Side Rail of a Flatbed Trailer for Use with Cargo Restraint Device	Wabash National, L.P.
14/259692 (pending)	United States	Center Lamp Bracket	Wabash National, L.P.
8006386	United States	Method of Making a One-Piece Sidewall Liner with Logistic Slot	Wabash National, L.P.
8375656	United States	Insulating Sheet and Refrigerated Trailer Components Formed from Same	Wabash National, L.P.

8177286	United States	Side skirt system for a trailer	Wabash National, L.P.
14/321977 (pending)	United States	Side skirt system for a trailer	Wabash National, L.P.
62/072,216(pending)	United States	Side skirt system for a trailer	Wabash National, L.P.
8162384	United States	Side underride cable system for a trailer	Wabash National, L.P.
P11010207-8 (pending)	Brazil	Side skirt and side underride cable system for a trailer	Wabash National, L.P.
2758500 (pending)	Canada	Side skirt and side underride cable system for a trailer	Wabash National, L.P.
10765160.6 (pending)	European Patent Convention	Side skirt and side underride cable system for a trailer	Wabash National, L.P.
MXa2014009254 (pending)	Mexico	Side skirt and side underride cable system for a trailer	Wabash National, L.P.
2836148 (pending)	Canada	Flexible panel member for a trailer side skirt system	Wabash National, L.P.
MXa2013014586 (pending)	Mexico	Flexible panel member for a trailer side skirt system	Wabash National, L.P.
14/100071 (pending)	United States	Flexible panel member for a trailer side skirt system	Wabash National, L.P.
8801078	United States	Side skirt system for a trailer	Wabash National, L.P.
8398150	United States	Side skirt system for a trailer	Wabash National, L.P.
8579359	United States	Side skirt system for a trailer	Wabash National, L.P.
Not Available (pending)	Canada	Side skirt system for a trailer	Wabash National, L.P.
MXa2015003178 (pending)	Mexico	Side skirt system for a trailer	Wabash National, L.P.
8973974	United States	Aerodynamic rear fairing system for a trailer	Wabash National, L.P.
14/644508 (pending)	United States	Side skirt system for a trailer	Wabash National, L.P.

8783758	United States	Folding side skirt for a trailer	Wabash National, L.P.
2810007 (pending)	Canada	Folding side skirt system for a trailer	Wabash National, L.P.
MXa2013003099 (pending)	Mexico	Folding side skirt system for a trailer	Wabash National, L.P.
2875833 (pending)	Canada	Wake convergence device for a vehicle	Wabash National, L.P.
MXa2014015440 (pending)	Mexico	Wake convergence device for a vehicle	Wabash National, L.P.
PCT/US13/45661 (pending)	Patent Cooperation Treaty	Wake convergence device for a vehicle	Wabash National, L.P.
14/709980 (pending)	United States	Aerodynamic Rear Drag Reduction System for a Trailer	Wabash National, L.P.
2830680 (pending)	Canada	Aerodynamic rear drag reduction system for a trailer	Wabash National, L.P.
Not Available (pending)	Canada	Aerodynamic rear drag reduction system for a trailer	Wabash National, L.P.
MXa2015006063 (pending)	Mexico	Aerodynamic rear drag reduction system for a trailer	Wabash National, L.P.
14/049506 (pending)	United States	Aerodynamic rear drag reduction system for a trailer	Wabash National, L.P.
MXa2013012609 (pending)	Mexico	Aerodynamic rear drag reduction system for a trailer	Wabash National, L.P.
62/116891 (pending)	United States	Aerodynamic rear drag reduction system for a trailer	Wabash National, L.P.
MXa2015001839 (pending)	Mexico	Composite wood flooring and method of making same	Wabash National, L.P.
2881500 (pending)	Canada	Composite wood flooring and method of making same	Wabash National, L.P.
14/615927 (pending)	United States	Composite wood flooring and method of making same	Wabash National, L.P.
14/257257 (pending)	United States	Aerodynamic rear fairing system for a trailer	Wabash National, L.P.
62/154495 (pending)	United States	Aerodynamic rear fairing system for a trailer	Wabash National, L.P.

62/165466 (pending)	United States	NOSE GAP REDUCERS FOR TRAILERS	Wabash National, L.P.
2884516 (pending)	Canada	REAR IMPACT GUARD	Wabash National, L.P.
2849696 (pending)	Canada	Aerodynamic rear fairing system for a trailer	Wabash National, L.P.
MXa2014005065 (pending)	Mexico	Aerodynamic rear fairing system for a trailer	Wabash National, L.P.
62/092026 (pending)	United States	Pump systems for controlling pressure loads	Wabash National, L.P.
8894122	United States	Interior deck system for a trailer or other storage container	Wabash National, L.P.
Not Available (pending)	Canada	Interior deck system for a trailer or other storage container	Wabash National, L.P.
MXa2013012097 (pending)	Mexico	Interior deck system for a trailer or other storage container	Wabash National, L.P.
5921677	United States	Food processing agitator device	Walker Stainless Equipment Company, Inc.
7645114	United States	Viscous Product Transportation Trailer	Brenner Tank LLC
2613808 (pending)	Canada	Viscous Product Transportation Trailer	Brenner Tank LLC
MXa2008000085 (pending)	Mexico	Viscous Product Transportation Trailer	Brenner Tank LLC
7815212	United States	Air-Operated Coupling Assembly	Wabash National, L.P.
2010260122	Australia	Semi-trailer for transporting circular objects	Wabash National, L.P.
2011/08995	South Africa	Semi-trailer for transporting circular objects	Wabash National, L.P.

5890781	United States	Glove Box	Walker Group Holdings LLC Walker Stainless Equipment Company LLC Extract Technology Limited
7017306	United States	Containment Assembly	Walker Group Holdings LLC Walker Stainless Equipment Company LLC Extract Technology Limited
5439266	United States	Riveted Plate Trailer Construction	Wabash National, L.P.
5218794	United States	Movable Deck System	Wabash National, L.P.
5152228	United States	Universal Coupling Adapter for Rail-Highway Vehicles	Wabash National, L.P.
5221103	United States	Quick Change Slider Panel and Installation Method for Flatbed Trailer	Wabash National, L.P.
5195800	United States	Plate Wall Trailer	Wabash National, L.P.
11/856298 (pending)	United States	Method of Forming a Logistics Panel for Use in a Sidewall of a Trailer	Wabash National, L.P.
61/372259	United States	Composite Panel Having Perforated Foam Core	Wabash National, L.P.
12/582267	United States	Trailer Coupler Assembly Including a Sacrificial Anode	Wabash National, L.P.
12/577490	United States	Foldable Mobile Storage Container	Wabash National, L.P.
12/721027	United States	Panel for a Storage Container	Wabash National, L.P.
61/254907	United States	Modular Storage Container	Wabash National, L.P.

13/113114 (pending) / 8794762	United States	Device and a Method for Measuring a Characteristic Reading Distance of an Individual in a Near Vision Natural Posture	Wabash National, L.P.
13/088596 (pending)	United States	Roof Assembly for Storage Container	Wabash National, L.P.
13/053807 (pending)	United States	Liquefied Air Refrigeration System for a Storage Container	Wabash National, L.P.
61/416107 (pending)	United States	Hinged Bottom Roller for Overhead Door Assembly	Wabash National, L.P.
61/430017 (pending)	United States	Fiber-Reinforced Floor System	Wabash National, L.P.
12/910956 (pending)	United States	Modular Storage Container	Wabash National, L.P.
13/764843 (pending)	United States	Roof Assembly for a Trailer	Wabash National, L.P.

* Assignment from John Cannon and John Rademacher, two of the named inventors, has been recorded. However, no assignment to Brenner Tank LLC or Brenner Tank Services from Hans (John) Schaupp, the third named inventor, has been recorded. An assignment by John Schaupp to P&S Investment Company, Inc. has been recorded. Any rights held by Brenner Tank LLC and Brenner Tank Services LLC are subject to the joint development agreement between Brenner Tank LLC, Brenner Tank Services LLC and P&S Investment Company, Inc. dated July 15, 2005 and such rights are jointly owned by Brenner Tank LLC and Mr. Hans Schaupp, or his assignee.

License Agreements

•	Distribution Agreement, dated April 28, 2015, by and among Wabash National, L.P., Transcraft Corporation and Aurora Parts & Accessories LLC;
•	Asset Purchase Agreement, dated July 22, 2003, and as amended on September 19, 2003, by and among Wabash National Corporation and certain of its affiliates and Apex Trailer Leasing & Rentals, LLC and its affiliates;
•	License Agreement, dated June 30, 2007, by and between Wabash National, L.P. and Kirloskar Pneumatic Co., Ltd.;
•	License Agreement dated June 28, 2011, by and between Wabash National, L.P. and Truck Lite Co, LLC;
•	License Agreement dated May 3, 2011 by and between Sterilization Technology Group, Inc. and Walker Stainless Equipment Company LLC.
•	Viscous Product Unloading Enhancements for Liquid Transportation Trailers Joint Ownership Agreement, dated July 15, 2005 by and between P& S Investment Company, Inc. and Brenner Tank LLC.

Schedule 4.15

Deposit Accounts and Securities Accounts

Bank	Description	Account Number	Account Name	Account Address
Wells Fargo Bank, National Association	WNTC Local Deposits	xxxxxxxx	Wabash National Corporation Local Desktop Deposits	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Master Operating Agreement	xxxxxxxx	Wabash National Corporation Master Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Commercial Checking Account	xxxxxxxx	Wabash National Corporation	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Charitable Contribution Account	xxxxxxxx	Wabash National Corporation Charitable Contribution Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Term Priority Collateral Account	xxxxxxxx	Wabash National Corporation Term Priority Collateral Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Escrow Account	xxxxxxxx	GE Government Finance, Transcraft Trigg Co, Escrow Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Escrow Account	xxxxxxxx	Wabash National/Beall Corp Escrow Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Zero Balance Account	xxxxxxxx	Walker Group Zero Balance Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Zero Balance Account	xxxxxxxx	Bulk Solutions LLC Zero Balance Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Controlled Disbursement Account	xxxxxxxx	Brenner Tank Services LLC Controlled Disbursement Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Controlled Disbursement Account	xxxxxxxx	Brenner Tank LLC Controlled Disbursement Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Controlled Disbursement Account	xxxxxxxx	Garsite Progress LLC Controlled Disbursement Account	PO Box 6129, Lafayette, IN 47903
Wells Fargo Bank, National Association	Controlled Disbursement Account	xxxxxxxx	Walker Stainless Equipment Co. Controlled Disbursement Account	PO Box 6129, Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	WNTC Desktop Deposits	xxxxxxxx	Wabash National Corporation WNTC Sub	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Manufacturing Receivables	xxxxxxxx	Wabash National Corporation Manufacturing Sub	PO Box 6129 Lafayette, IN 47903

Bank	Description	Account Number	Account Name	Account Address
RBS Citizens, N.A., dba Charter One	WNC Depository	xxxxxxxx	Wabash National Corporation WNC Sub Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	WNTC Lockbox	xxxxxxxx	Wabash National Corporation WNTC Lbx Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Transcraft Receivables	xxxxxxxx	Transcraft Corporation Depository Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	WWP Depository	xxxxxxxx	Wabash National Corporation WWP Sub Acct.	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Master Account	xxxxxxxx	Wabash National Corporation Master Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	FTSI DC Desktop Deposits	xxxxxxxx	Wabash National Corporation FTSI DC Sub Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Walker Stainless Equip. Co. Receivables	xxxxxxxx	Wabash National Corporation Walker Stainless Equip. Co. Sub Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Garsite Progress Receivables	xxxxxxxx	Wabash National Corporation Garsite Progress Sub Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Brenner Tank Services Receivables	xxxxxxxx	Wabash National Corporation Brenner Tank Services Sub Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Brenner Tank Receivables	xxxxxxxx	Wabash National Corporation Brenner Tank Sub Account	PO Box 6129 Lafayette, IN 47903
RBS Citizens, N.A., dba Charter One	Bulk Solutions Receivables	xxxxxxxx	Wabash National Corporation Bulk Solutions Sub Account	PO Box 6129 Lafayette, IN 47903
Capital One Bank	Merchant Account	xxxxxxxx	Wabash Merchant Account	PO Box 6129, Lafayette, IN 47903
SunTrust	Escrow Account	xxxxxxxx	Wabash National/Walker Group Escrow Account	PO Box 6129, Lafayette, IN 47903
BMO Harris Bank	New Lisbon Local Merchant Account	xxxxxxxx	Walker Stainless Equipment Co. LLC Account for Merchant Credit Card Receipts	PO Box 94033, Palantine, IL 60094-4033
Security Bank of Kansas City	Operating Account	xxxxxxxx	Petty Cash Account	PO Box 171297 Kansas City, KS 66117

Schedule 4.17

Material Contracts

Purchase and Sale Agreement, dated March 26, 2012 by and among Wabash National Corporation, Walker Group Holdings LLC and Walker Group Resources LLC.

Permitted Convertible Note Documents.

Permitted Convertible Notes Indenture.

Executive Employment Agreement dated June 28, 2002 between Wabash National Corporation and Richard J. Giromini, as amended January 1, 2007, September 15, 2010 and December 31, 2010.

Distribution Agreement, dated April 28, 2015, by and among Wabash National, L.P., Transcraft Corporation and Aurora Parts & Accessories LLC.

Lease Agreement among Cadiz-Trigg County Industrial Development Authority, Inc. and Transcraft Corporation, dated February 7, 2012 and related Guaranty Agreement among Wabash National Corporation and Cadiz-Trigg County Industrial Development Authority, Inc., dated February 2, 2012.

Credit Agreement among Wabash National, L.P., Tycorra Investments Inc., Tycorra Properties Inc., Brent A. Larson, and Theresa Larson, dated December 21, 2010.

Form of Indemnification Agreement, approved by Company’s Board of Directors, and to be executed with Company directors, officers and senior financial personnel in June 2011.

ISDA Master Agreement dated March 8, 2011 by and between Walker Group Holdings and Fifth Third Bank.

Second Amended and Restated Walker Group Management Incentive Compensation Plan, dated March 13, 2012, and Transaction Bonus Award Letter Agreement with Brad Walker

Second Amended and Restated Walker Group Management Incentive Compensation Plan, dated March 13, 2012, and Transaction Bonus Award Letter Agreement with Bruce Yakley

Second Amended and Restated Walker Group Management Incentive Compensation Plan, dated March 13, 2012, and Transaction Bonus Award Letter Agreement with James Miller

Second Amended and Restated Walker Group Management Incentive Compensation Plan, dated March 13, 2012, and Transaction Bonus Award Letter Agreement with John Cannon

Second Amended and Restated Walker Group Management Incentive Compensation Plan, dated March 13, 2012, and Transaction Bonus Award Letter Agreement with Doug Chapple

Second Amended and Restated Walker Group Management Incentive Compensation Plan, dated March 13, 2012, and Transaction Bonus Award Letter Agreement with Dave Nick

Distributor Agreement, dated January 2, 2009, by and between Liquid Controls LLC, Garsite/Progress LLC and TST LLC.

Schedule 4.29

Locations of Inventory

Processor Locations

Roll Coater, Inc.

(Wabash National, L.P.)

1950 E. Main St.

Greenfield, IN  46140

(Wabash National, L.P.)

858 E. Hupp Rd.

LaPorte, IN  46350

(Wabash National, L.P.)

4502 Freedom Way

Weirton, WV  26062

(Wabash National, L.P.)

2604 River Road

Hawesville, KY  42348

(Wabash National, L.P.)

5888 CR East 180

Blytheville, AR  72315

Greenbush Industries

(Wabash National, L.P.)

2000 Greenbush St.

Lafayette, IN  47904

3D Machine

(Wabash National, L.P.)

215 S. Newton St.

Goodland, IN 47948

Wiley Metal Fabrication Inc.

(Wabash National, L.P.)

816 W 34th St.

Marion, IN 46952

The Zook Machine

(Wabash National, L.P.)

110 W 1250 S

Battleground, IN 47920

Anita Machine and Tool, Inc.

(Wabash National, L.P.)

510 Elston Rd

Lafayette, IN 47909

Serie’s Hardwoods, Inc.

(Wabash National, L.P.)

2521 E Bethel Rd.

Attica, IN 47918

Mid-American Trailer Repair

(Wabash National, L.P.)

4984 East 400 South

Lafayette, IN 47905

Midland Stamping and Fabricating

(Wabash National, L.P.)

9521 W Ainslie

Schiller Park, IL 60176

Logan Stampings, Inc.

(Wabash National, L.P.)

1100 E. Main Street

Logansport, IN 46947

AZZ Galvanizing

(Wabash National, L.P.)

2631 Jim Neu Drive

Plymouth, IN 46563

(Wabash National, L.P.)

7825 S. Homestead Dr.

Hamilton, IN  46742

(Wabash National, L.P.)

2415 S. Walnut St.

Muncie, IN  47302

(Wabash National, L.P.)

625 Mills Road

Joliet, IL 60433

(Wabash National, L.P.)

310 East Progress Drive

Dixon, IL 61021

Leased Locations

D&L Realty

(Wabash National Trailer Centers, Inc.)

400 Keystone Parkway

Dunmore, PA

David and Sharon McGraw d/b/a Classic Tire Wheel and Auto Sales LLC

(Wabash National Trailer Centers, Inc.)

2595 Hopkinsville Rd.

Cadiz, KY 42211

Cadiz-Trigg County Industrial Development Authority

(Transcraft Corporation)

489 International Drive

Cadiz, KY 42211

City of Cadiz

(Transcraft Corporation)

44 International Drive

Cadiz, KY 42211

Tate & Lyle Ingredients Americas LLC

(Wabash National, L.P.)

65 acres of Wabash Vacant Land south of US 52 and located on part of the Northwest and Northeast Quarters of Section 11, Township 22 North, Range 4 West of the Second Principal Meridian, Wea Township, Tippecanoe County, Indiana.

Joe T. Richardson

(Wabash National, L.P.)

113 N. 36th Street

Lafayette, IN 47905

David P. Reckell

(Walker Stainless Steel Equipment Company LLC)

27620 County Road 561

Travares, FL

RLK Properties, LLC

(Brenner Tank Services LLC)

2105 Donna Drive, Suite 5

Ashland, KY (currently on month-to-month basis)

APF Bellbrook Industrial, LLC

(Brenner Tank Services, LLC)

3135-3139 Fleetbrook Drive

Memphis, TN

Findlay’s Tall Timbers Distribution Center, Inc., as sublessor

(Garsite/Progress, LLC )

1005 Lima Avenue

Findlay, OH (currently operating on month-to-month term)

Uncle Bob’s Self Storage

Walker Stainless Equipment Company LLC

2305 Manana Drive

Dallas, TX, Unit 316

Pantano Land Holdings, LLC

(Garsite/Progress, LLC)

539 & 565 S. 10th Street

Kansas City, KS (includes 920 McAlpine Avenue, 500 S. Mill Street and 501 S. Boeke Street)

Pike Properties, LLC

(Brenner Tank LLC)

8.21 Acres and Gravel Lot at N. 3670 South 12-16, Mauston, WI and all buildings and improvements located on the 8.21 acres, as well as a 6.491 acre gravel lot.

Pike Properties LLC

(Brenner Tank Services LLC)

Building 7 and East Storage Shed at N. 3670 South 12-16, Mauston, WI

Pike Properties LLC

(Brenner Tank Services LLC)

Building 8 at N. 3670 South 12-16, Mauston, WI

GSL Partners SUB ONE, L.P.

(Brenner Tank Services LLC )

2840 Appelt Road

Houston, TX

Ridge Road Associates

(Walker Stainless Equipment Company LLC)

950 Ridge Road

Claymont, DE

Winkler Logistics Center, LLC

(Wabash Wood Products, Inc.)

805 Cottonwood Rd.

Harrison, AR 72601

Dean Realty Co.

(Garsite/Progress, LLC)

1201 W. 31st Street

Kansas City, MO

PSC Container Services, LLC, as subessor

(Brenner Tank Services LLC)

400 Mound City Road

West Memphis, Arkansas

Qualawash Holdings LLC, as sublessor

(Brenner Tank Services LLC)

801 East 120th Street

Chicago, IL

Qualawash Holdings LLC, as sublessor

(Brenner Tank Services LLC)

6735 Airline Highway

Baton Rouge, LA

Phillip J Gardner

(Wabash National Trailer Centers, Inc.)

2000 Fostoria Avenue

Findlay, OH

Carl Schoen

(Wabash National Trailer Centers, Inc.)

1041 Lake Road

Medina, OH

FedEx Corporation

(Wabash National Trailer Centers, Inc.)

8951 Yosemite Street

Henderson, CO

(Wabash National Trailer Centers, Inc.)

6000 Riverside Drive

Keasbey, NJ

(Wabash National Trailer Centers, Inc.)

1289 Walden Avenue

Buffalo, NY

(Wabash National Trailer Centers, Inc.)

12501 NE 40th Street

Kansas City, MO

(Wabash National Trailer Centers, Inc.)

3410 S. 51st Avenue

Phoenix, AZ

(Wabash National Trailer Centers, Inc.)

1525 Woodson Road

St. Louis, MO

(Wabash National Trailer Centers, Inc.)

7 Long Lake Road

St. Paul, MN

(Wabash National Trailer Centers, Inc.)

350 Ruby Road

Willington, CT

(Wabash National Trailer Centers, Inc.)

63 Stults Road

Dayton, NJ

St. Johns Corporation

(Wabash National LP – Beale)

9200 E Ramsey

Portland, OR

Scully Real Estate Co. II, LLC

(Walker Stainless Equipment Company LLC)

195 Bickford Street

New Lisbon, WI

Bailment Locations

Jing Mei Management

Supply Chain Solutions

(Wabash National, L.P.)

4136 United Parkway

Schiller Park, IL  60176

Werner Enterprises, Inc.

(Bulk Solutions, LLC)

1212 Carrier’s Drive

Laredo, TX

Owned Property

(Wabash National Trailer Centers, Inc.)

125 Monahan Avenue

Dunmore, PA

(Wabash National Trailer Centers, Inc.)

1605 Ackerman Road

San Antonio, TX

(Wabash National Trailer Centers, Inc.)

10498 N. Vancouver Way

Portland, OR

(Wabash National Trailer Centers, Inc.)

298 Dutch Hollow Road

Smithton, PA

(Wabash National Trailer Centers, Inc.)

2830 South 51st Avenue

Phoenix, AZ

(Wabash National Trailer Centers, Inc.)

17301 NW 2nd Avenue

Miami, FL

(Wabash National Trailer Centers, Inc.)

4780 Vasquez Boulevard

Denver, CO

(Wabash National Trailer Centers, Inc.)

4132 Irving Boulevard

Dallas, TX

(Wabash National Trailer Centers, Inc.)

1525 Georgesville Road

Columbus, OH

(Wabash Wood Products, Inc.)

339 West Industrial Park Road

Harrison, AR

(Wabash National, L.P.)

3550 East Veterans Memorial Parkway

(also known as 3550, 3600 & 3700 East County Road

and 350 South & 3459 Concord Road

Lafayette, IN

(Wabash National, L.P.)

1450, 1440 & 1240 Navco Drive;

3459 McCarty Lane; and

3460 McCarty Lane

Lafayette, IN